United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934

April 17, 2006
(Date of Report)

China 3C Group
(Exact name of registrant as specified in its charter)

Nevada (State of incorporation)	000-28767 (Commission File Number)	88-0403070 (IRS Employer Identification No.)

368 HuShu Nan Road HangZhou City, Zhejiang Province, China (Address of principal executive offices)	310014 (Zip Code)

086-0571-88381700 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 4.01	Changes in Registrant’s Certifying Accountant

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

SIGNATURE

Item 4.01 Changes in Registrant’s Certifying Accountant.

Dismissal of Kabani & Company, Inc.

      On April 20, 2006, the Company dismissed Kabani & Company, Inc. (“Kabani”) as its principal independent accountant. Kabani’s report on the Company’s financial statements for the year ended December 31, 2005 did not contain an adverse opinion or disclaimer of opinion. The Board of Directors approved the decision to dismiss Kabani as the Company’s principal independent accountant. During the Company’s recent fiscal year and through the date of Kabani’s dismissal, there were no disagreements with Kabani on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Kabani, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

      As of the date of this Current Report, the Company has provided Kabani with a copy of the disclosures it is making in response to this Item 4.01. The Company has requested that Kabani furnish, and Kabani has furnished, a letter addressed to the SEC stating whether it agrees with the statements made by the Company in response to this Item 4.01 of this Current Report and, if not, stating the respects in which it does not agree (the “Kabani Letter”). A copy of the Kabani Letter is filed as Exhibit 16.1 to this Current Report.

Engagement of Morgenstern & Company, CPA’s, P.C.

      On April 20, 2006 the Company retained Morgenstern & Company, CPA’s, P.C. to serve as the Company’s principal independent accountant.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of  Principal Officers.

Appointment of Rongjin Weng to the Board of Directors

      On April 17, 2006 the Board of Directors appointed Rongjin Weng to serve as a member of the Board of Directors of the Company. Mr. Weng does not hold any other directorships with reporting companies in the United States. There are no family relationships between Mr. Weng and the directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers. During the last two years, there have been no transactions, or proposed transactions, to which the Registrant was or is to be a party, in which Mr. Weng (or any member of his immediate family) had or is to have a direct or indirect material interest. There are no employment agreements between the Company and Rongjin Weng.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from Kabani & Company, Inc. to the Securities and Exchange Commission, dated as of April 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China 3C Group

Date: April 20, 2006	/s/ Xiang Ma
Xiang Ma
President